UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

PACIFIC CONTINENTAL CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	000-30106	93-1269184
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West 7th Avenue

Eugene, Oregon 97401

(Address of principal executive offices) (Zip Code)

Tel. (541) 686-8685

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Pacific Continental Corporation (the “Company”) held a special meeting of shareholders on June 8, 2017. The Company’s shareholders voted on the proposals listed below, each of which was described in the Company’s proxy statement for the meeting, dated April 24, 2017. At the close of business on April 12, 2017, the record date of the special meeting, there were 22,667,110 shares of the Company’s common stock outstanding and entitled to vote. 17,264,055 of the Company’s common shares, representing 76.16% of the total Pacific Continental Corporation common shares issued and outstanding, were represented in person or by proxy at the special meeting.

Voting Results

Proposal 1 – Approval of the Merger Agreement

The shareholders voted to approve the Agreement and Plan of Merger, dated January 9, 2017 (the “Merger Agreement”), by and among the Company, Columbia Banking System, Inc. (“Columbia”) and Coast Merger Sub, a to-be-formed Oregon corporation and a wholly owned subsidiary of Columbia (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company as the surviving corporation (the “First Merger”). Immediately following the First Merger, the Company will merge with and into Columbia (the “Subsequent Merger”), with Columbia continuing as the surviving corporation (the “Surviving Corporation”). Immediately after the Subsequent Merger, Pacific Continental Bank, an Oregon state-chartered bank and wholly owned subsidiary of the Company, will merge with and into Columbia State Bank, a Washington state-chartered bank and wholly owned subsidiary of Columbia. The results of voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
16,935,632	56,095	272,328	0

Proposal 2 – Advisory Vote on Certain Compensatory Arrangements

The shareholders voted to approve, on a non-binding, advisory basis, the agreements for and compensation to be paid by the Company to the Company’s named executive officers in connection with the merger with Columbia, and the agreements and understandings pursuant to which such compensation may be paid or become payable. The results of voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
11,311,547	5,553,640	398,868	0

Proposal 3 – Approval of the Pacific Continental Adjournment Proposal

The shareholders voted to approve one or more adjournments of the Company’s special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the merger proposal. The results of the voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
15,980,489	940,420	343,146	0

Item 8.01.	Other Events.

On June 8, 2017, Pacific Continental Corporation issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press release dated June 8, 2017 announcing the results of the Special Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2017

PACIFIC CONTINENTAL CORPORATION

By:	/s/ Richard R. Sawyer
Richard R. Sawyer
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 8, 2017 announcing the results of the Special Meeting.

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